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                               USLICO SERIES FUND
                         THE ASSET ALLOCATION PORTFOLIO
                               THE BOND PORTFOLIO
                           THE MONEY MARKET PORTFOLIO
                               THE STOCK PORTFOLIO

                         Supplement Dated August 6, 2003
                        To USLICO Series Fund Prospectus
                                Dated May 1, 2003

Effective August 1, 2003, the above reference Portfolios (the "Portfolios") are sub-advised by Aeltus Investment Management, Inc. ("ING Aeltus"). Both ING Aeltus, and the Portfolios' adviser, ING Investments, LLC ("ING Investments"), are indirect, wholly owned subsidiaries of ING Groep N.V. ("ING") and affiliates of each other. ING has undertaken an internal reorganization plan that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Portfolios. As a result of this integration plan, the operational and supervisory functions of the Portfolios Investment Management Agreements will be separated from the portfolio management functions of the Portfolios, with the former continuing to be provided by ING Investments and the latter provided by ING Aeltus. The portfolio management personnel overseeing the Portfolios have become employees of ING Aeltus, which will assume primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities. The portfolio management team for each Fund did not change as a result of the internal reorganization described above.

The Prospectus is updated to reflect this new sub-advisory arrangement as described below:

a)    The sixth paragraph of the section entitled "Management of the Portfolios:
      Investment Manager" on page 20 - 21 of the Prospectus is replaced in its entirety with the following:

The Investment Manager also furnishes certain administrative, compliance, legal and accounting services for the Portfolios, and it or its affiliated companies may be reimbursed by the Portfolios for its costs (up to a cap of 0.90% of each Portfolio's average daily net assets) in providing those services. In addition, employees of companies affiliated with the Investment Manager serve as officers of the Fund, and these companies provide office space for the Portfolios and pay the salaries, fees and expenses of certain officers of the Portfolios.
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b)    The following is inserted following the section entitled "Management of the Portfolio: Investment Manager":

SUB-ADVISER

ING Investments has engaged Aeltus Investment Management, Inc. as Sub-Adviser for the Portfolios to provide the day-to-day management of each Portfolio's portfolio. The Sub-Adviser has, at least in part, been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and the Stock Portfolio.

Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2003, Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.


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